              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW GLOBAL TELECOM TRUST(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                    -                                        -
                   |        ----------------------  |
FORMULA:           |       |          |
                   |  /\ n |         ERV         |
            T =    |    \  |     -------------  | - 1
                   |     \ |          P        |
                   |      \|          |
                   |_                  _|

           T = AVERAGE ANNUAL TOTAL RETURN
           n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
           P = INITIAL INVESTMENT

                                                               (A)
  $1,000         ERV AS OF    AGGREGATE         NUMBER OF      AVERAGE ANNUAL
INVESTED - P     31-May-98    TOTAL RETURN      YEARS - n      TOTAL RETURN - T
-------------    ----------   ------------      ----------     ----------------

  28-Jul-97      $1,067.30          6.73%            0.84             NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                    -                                       -
                   |        ----------------------  |
FORMULA:           |       |           |
                   |  /\ n |           EV        |
           t =     |    \  |     -------------   | - 1
                   |     \ |           P        |
                   |      \|           |
                   |_                   _|

                              EV
              TR =        ----------       - 1
                               P


         t = AVERAGE ANNUAL TOTAL RETURN
             (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
        EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
         P = INITIAL INVESTMENT
        TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                (C)                           (B)
  $1,000         EV AS OF      TOTAL         NUMBER OF       AVERAGE ANNUAL
INVESTED - P     31-May-98   RETURN - TR     YEARS - n       TOTAL RETURN - t
------------     ---------   -----------     ----------      -----------------

28-Jul-97        $1,126.40     12.64%           0.84               NA



(D)        GROWTH OF $10,000*
(E)        GROWTH OF $50,000*
(F)        GROWTH OF $100,000*

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


               TOTAL         (D) GROWTH OF          (E) GROWTH OF                (F) GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT-G   $50,000 INVESTMENT - G       $100,000 INVESTMENT - G
------------   -----------   --------------------   ----------------------       ------------------------
28-Jul-97       12.64             $10,673                   $54,067                  $109,261

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW GLOBAL TELECOM TRUST(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                 -                                            -
                |        ----------------------  |
FORMULA:        |       |           |
                |  /\ n |                   ERV        |
          T =   |    \  |              -------------  | - 1
                |     \ |                    P       |
                |      \|           |
                |-                  -|

           T = AVERAGE ANNUAL COMPOUND RETURN
           n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
           P = INITIAL INVESTMENT

                                                              (A)
  $1,000        ERV AS OF     AGGREGATE         NUMBER OF     AVERAGE ANNUAL
INVESTED - P     31-May-98    TOTAL RETURN      YEARS - n     TOTAL RETURN - T
------------    ----------    ------------      ---------     -----------------

31-May-97       $1,223.00       22.30%              1.00           22.30%

28-Aug-96       $1,415.10       41.51%              1.75           21.87%



(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                    -                                           -
                   |        ----------------------  |
FORMULA:           |       |           |
                   |  /\ n |                  EV         |
          t =      |    \  |             -------------   | - 1
                   |     \ |                   P        |
                   |      \|           |
                   |-                  -|

                     EV
          TR =   ----------        - 1
                     P


          t = AVERAGE ANNUAL COMPOUND RETURN
              (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
         EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                (C)                                (B)
  $1,000        EV AS OF       TOTAL          NUMBER OF     AVERAGE ANNUAL
INVESTED - P    31-May-98     RETURN - TR     YEARS - n     COMPOUND RETURN - t
------------    ---------     -----------     ---------     -------------------

31-May-97       $1,273.00       27.30%          1.00            27.30%

28-Aug-96       $1,455.10       45.51%          1.75            23.83%

(D)           GROWTH OF $10,000
(E)           GROWTH OF $50,000
(F)           GROWTH OF $100,000

FORMULA:      G= (TR+1)*P
              G= GROWTH OF INITIAL INVESTMENT
              P= INITIAL INVESTMENT
              TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL         (D) GROWTH OF               (E)   GROWTH OF             (F) GROWTH OF
INVESTED - P     RETURN - TR   $10,000 INVESTMENT - G      $50,000 INVESTMENT-G     $100,000 INVESTMENT - G
------------     -----------   -----------------------     --------------------     ------------------------
28-Aug-96         45.51              $14,551                     $72,755                   $145,510

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW GLOBAL TELECOM TRUST(C)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                   -                                                -
                  |        ----------------------  |
FORMULA:          |       |            |
                  |  /\ n |           ERV       |
           T =    |    \  |      ------------- | - 1
                  |     \ |            P      |
                  |      \|            |
                  |_                   _|

            T = AVERAGE ANNUAL COMPOUND RETURN
            n = NUMBER OF YEARS
           ERV = ENDING REDEEMABLE VALUE
            P = INITIAL INVESTMENT

                                            (A)
  $1,000        ERV AS OF    NUMBER OF    AVERAGE ANNUAL          CUMULATIVE
INVESTED - P    31-May-98    YEARS - n    COMPOUND RETURN - T     TOTAL RETURN
------------    ---------    ---------    -------------------     ------------

28-Jul-97       $1,108.60      0.84            N/A                  10.86%




(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                    -                                           -
                   |        ----------------------  |
FORMULA:           |       |           |
                   |  /\ n |          EV         |
           t =     |    \  |     -------------  | - 1
                   |     \ |           P       |
                   |      \|           |
                   |_                  _|

                     EV
           TR =   ----------      - 1
                     P


             t = AVERAGE ANNUAL COMPOUND RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                              (C)                             (B)
  $1,000        EV AS OF     TOTAL            NUMBER OF     AVERAGE ANNUAL
INVESTED - P    31-May-98    RETURN - TR      YEARS - n     COMPOUND RETURN - t
------------    ---------    -----------      ---------     -------------------

28-Jul-97       $1,118.60     11.86%           0.84               N/A

(D)            GROWTH OF $10,000
(E)            GROWTH OF $50,000
(F)            GROWTH OF $100,000

FORMULA:       G= (TR+1)*P
               G= GROWTH OF INITIAL INVESTMENT
               P= INITIAL INVESTMENT
               TR= TOTAL RETURN SINCE INCEPTION


                   TOTAL           (D) GROWTH OF                (E)   GROWTH OF             (F) GROWTH OF
INVESTED - P       RETURN - TR     $10,000 INVESTMENT - G       $50,000 INVESTMENT-G     $100,000 INVESTMENT - G
------------       -----------     ----------------------       --------------------     ------------------------
28-Jul-97           11.86            $11,186                        $55,930                  $111,860

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                         TCW/DW GLOBAL TELECOM TRUST(D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                    -                                           -
                   |        ----------------------  |
FORMULA:           |       |          |
                   |  /\ n |         EV          |
            t =    |    \  |     -------------   | - 1
                   |     \ |          P         |
                   |      \|          |
                   |_                 _|

                     EV
           TR =  ----------        - 1
                     P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
             EV = ENDING VALUE
             P = INITIAL INVESTMENT
             TR = TOTAL RETURN


                                (B)                            (A)
  $1,000        EV AS OF      TOTAL           NUMBER OF     AVERAGE ANNUAL
INVESTED - P    31-May-98     RETURN - TR     YEARS - n     COMPOUND RETURN - t
------------    ---------     -----------     ---------     -------------------

28-Jul-97       $1,128.00       12.80%           0.84             NA

(C)            GROWTH OF $10,000
(D)            GROWTH OF $50,000
(E)            GROWTH OF $100,000


FORMULA:       G= (TR+1)*P
               G= GROWTH OF INITIAL INVESTMENT
               P= INITIAL INVESTMENT
               TR= TOTAL RETURN SINCE INCEPTION


$10,000           TOTAL           (C) GROWTH OF              (D) GROWTH OF               (E) GROWTH OF
INVESTED - P      RETURN - TR     $10,000 INVESTMENT- G      $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
------------      -----------     ---------------------      ---------------------       ----------------------
28-Jul-97          12.80              $11,280                     $56,400                       $112,800